FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 5, 2008

Humana Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5975	61-0647538
(Commission File Number)	(IRS Employer Identification No.)

500 West Main Street, Louisville, KY	40202
(Address of Principal Executive Offices)	(Zip Code)

502-580-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 5, 2008, Humana Inc. (the “Company”) completed a public offering of $500 million of its 7.20% Senior Notes due 2018 (the “2018 Senior Notes”) and $250 million of its 8.15% Senior Notes due 2038 (the “2038 Senior Notes” and, together with the 2018 Senior Notes, the “Senior Notes”).

The Senior Notes were issued under an indenture dated as of August 5, 2003, by and between the Company and The Bank of New York Trust Company, N.A. (as successor to The Bank of New York), as trustee (the “Trustee”), (the “Original Indenture”) as supplemented by a third supplemental indenture, dated as of June 5, 2008, by and between the Company and the Trustee relating to the 2018 Senior Notes (the “Third Supplemental Indenture” and, together with the Original Indenture, the “Third Indenture”), and a fourth supplemental indenture, dated as of June 5, 2008, by and between the Company and the Trustee relating to the 2038 Senior Notes (the “Fourth Supplemental Indenture” and, together with the Original Indenture, the “Fourth Indenture”; the Third Indenture and the Fourth Indenture are referred to herein as the “Indentures”). Pursuant to the terms of each of the Indentures, the Senior Notes are unsecured senior obligations of the Company and rank equally with all of the Company’s other unsecured, unsubordinated indebtedness. The 2018 Senior Notes bear interest at an annual rate of 7.20%, and the 2038 Senior Notes bear interest at an annual rate of 8.15%. Interest on the Senior Notes is payable by the Company on June 15 and December 15 of each year, beginning on December 15, 2008. The 2018 Senior Notes mature on June 15, 2018, and the 2038 Senior Notes mature on June 15, 2038.

A copy of the Third Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The form of 2018 Senior Note is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Fourth Supplemental Indenture is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein. The form of 2038 Senior Note is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference herein. The descriptions of the material terms of the Third Supplemental Indenture, the 2018 Senior Notes, the Fourth Supplemental Indenture and the 2038 Senior Notes are qualified in their entirety by reference to such exhibits.

The Trustee has also been appointed registrar and paying agent with regard to the Senior Notes and serves the same roles with respect to certain other series of the Company’s senior notes. The Trustee is also a lender under the Company’s existing credit facility.

The information in Item 1.01 of this report and the exhibits attached thereto are being filed.

Item 8.01.	Other Events.

On June 5, 2008, the Company issued a press release, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference, announcing the completion of the public offering of $500 million of its 7.20% Senior Notes due 2018 and $250 million of its 8.15% Senior Notes due 2038.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Third Supplemental Indenture, dated June 5, 2008, between the Company and The Bank of New York Trust Company, N.A., as trustee.

4.2	Form of 7.20% Senior Notes due 2018.

4.3	Fourth Supplemental Indenture, dated June 5, 2008, between the Company and The Bank of New York Trust Company, N.A., as trustee.

4.4	Form of 8.15% Senior Notes due 2038.

99	Press Release, dated June 5, 2008, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

	BY:	/s/ Kathleen Pellegrino
Kathleen Pellegrino
Dated: June 5, 2008		Vice President and Acting General Counsel

EXHIBIT INDEX

Exhibit No.	Description
4.1	Third Supplemental Indenture, dated June 5, 2008, between the Company and The Bank of New York Trust Company, N.A., as trustee.

4.2	Form of 7.20% Senior Notes due 2018.

4.3	Fourth Supplemental Indenture, dated June 5, 2008, between the Company and The Bank of New York Trust Company, N.A., as trustee.

4.4	Form of 8.15% Senior Notes due 2038.

99	Press Release, dated June 5, 2008, issued by the Company.